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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2005


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                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


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         North Carolina                 001-16485           56-2169715
 (State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
       of incorporation)                                  Identification No.)

            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On March 25, 2005, Krispy Kreme Doughnuts, Inc. (the "Company") issued a press release (the "Press Release") announcing that the lenders under its Credit Facility have agreed to defer until April 11, 2005 the date on which an event of default would occur by reason of the Company's failure to deliver financial statements for the quarter ended October 31, 2004 (the "Limited Extension"). The Limited Extension is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference and the Press Release is attached hereto as Exhibit
99.1 and is incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


  Exhibit No.         Description

      10.1 Limited Extension dated as of March 25, 2005, among Krispy Kreme Doughnut Corporation, Krispy Kreme Doughnuts, Inc., Freedom Rings, LLC, Golden Gate Doughnuts, LLC, Montana Mills Bread Co., Inc., the lenders party thereto and Wachovia Bank, National Association as Administrative Agent and the Issuing Lender.

      99.1 Press release ("Krispy Kreme Announces Extension of Lender Consent") dated March 25, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          KRISPY KREME DOUGHNUTS, INC.
Dated: March 28, 2005

                                          By:   /s/ Michael C. Phalen
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                                                 Michael C. Phalen
                                                 Chief Financial Officer